Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2021
Prospectus

The following information replaces similar information for Construction and Housing Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Neil Nabar (co-manager) has managed the fund since September 2016.

Jordan Michaels (co-manager) has managed the fund since September 2021.

It is expected that Mr. Nabar will transition off of the fund effective on or about December 31, 2021.

The following information replaces the biographical information for Construction and Housing Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Neil Nabar is co-manager of Construction and Housing Portfolio, which he has managed since September 2016. Since joining Fidelity Investments in 2008, Mr. Nabar has worked as a research analyst, quantitative analyst, and portfolio manager.

Jordan Michaels is co-manager of Construction and Housing Portfolio, which he has managed since September 2021. Since joining Fidelity Investments in 2008, Mr. Michaels has worked as a research analyst and portfolio manager.

It is expected that Mr. Nabar will transition off of the fund effective on or about December 31, 2021.

SELCON-21-01 1.913699.129	September 7, 2021